UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21031

ACP Strategic Opportunities Fund II, LLC

(Exact name of registrant as specified in charter)

1235 Westlakes Drive, Suite 130
Berwyn, PA  19312

(Address of principal executive offices) (Zip code)

Gary E. Shugrue
Ascendant Capital Partners LP
1235 Westlakes Drive, Suite 130
Berwyn, PA  19312

(Name and address of agent for service)

registrant's telephone number, including area code:	(610)993-9999

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders and other items attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACP Strategic Opportunities Fund II, LLC

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer
(principal executive officer and principal financial officer)

Date	8/26/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer
(principal executive officer and principal financial officer)

Date	8/26/2007

* Print the name and title of each signing officer under his or her signature.

 ACP Strategic Opportunities Fund II, LLC

Financial Statements

For the Period Ended June 30, 2007

(Unaudited)

2007 Overview	ACP Strategic Opportunities Strategy

2007 Semi-Annual Review	ACP Strategic Opportunities Strategy

Strategy Objective

The ACP Strategic Opportunities Fund seeks capital appreciation through investments focused in long/short equity hedge funds.  The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility.  In general, the strategy will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives.  The strategy seeks to generate returns that are not highly correlated with traditional stock investments, thereby providing investors with an opportunity for improved diversification of their overall portfolios.

Performance and Strategy Review

During the first quarter of 2007 the Strategic Opportunities Fund increased in value by 2.03%.  The Fund was profitable in all three months of the quarter and importantly was able to show a profit during the February 2007 sell-off. The returns of our fourteen underlying managers during this time ranged from -5.87% to 9.05%. Our weighted-average net exposure averaged 34% while our gross exposure averaged 127%.

March 2007 also marked the completion of the Fund’s first five years in business. We are proud to say that during this period we have met our goal of providing equity-like returns with significantly less volatility and exposure to market risks. We have essentially matched the returns of the S&P 500 but with one-third of the volatility and a beta of 0.22. This high “risk-adjusted” profile is what makes our fund a valuable part of our client’s overall portfolio allocation.

During the second quarter of 2007 the Strategic Opportunities Fund increased in value by 3.39%.  The Fund participated in the overall market gains in April and May generating returns of 1.20% and 2.01%. Importantly when the markets turned negative in June (S&P 500 -1.7%, Russell 2000 -1.5%) we were able to preserve capital and generate a small gain of 0.15%. Year to date the ACP Strategy has gained 5.49% net of fees. The S&P as of June 30, 2007 is up 6.00% and the Russell 2000 is up 5.84% YTD.

The Q2 2007 returns of our sixteen long/short equity managers ranged from 15.88% to -2.18%. This compares to gains in the S&P 500 and Russell 2000 of 6.28% and 4.12% respectively. Our best performing managers had exposure to the large cap and international markets, while our worst had low or negative overall market exposures. All but one managed to make money in the quarter. As we have stated before, we strive to have an eclectic array of long/short equity hedge fund managers so as to control the volatility of our strategy. If they are all implementing the same strategy at the same time we are not doing our job.

After a period of positive performance investors have a tendency to focus more on returns than risks when looking at their investments. We try to manage our fund of funds strategy in an opposite manner as we seek to lower risk levels after market rallies like we have seen over the last twelve months. We believe that risks and returns are inextricably linked at all times and to discuss one without the other is foolish.  As such, we have been allocating capital to managers with lower market exposures who have exhibited the ability to generate returns in any market environment. We expect that our clients have long market exposure elsewhere in their portfolios and our role is to, above all, preserve capital and act as a diversifier against those traditional investments.

1235 Westlakes Drive Suite 130 Berwyn, PA 19312	610-993-9999	www.acpfunds.com

FOR QUALIFIED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

2007 Overview	ACP Strategic Opportunities Strategy

Industry Update

The second quarter also saw the meltdown of a large hedge fund backed by a well known investment bank. This fund operated in the fixed-income sector and invested in structured products (CDO’s, CLO’s). The fund had an enviable record having generated 40 consecutive months of positive performance. Their demise brings to mind a concept that we discuss often when talking to financial advisors, i.e. the difference between risk measurement and risk management. Risk measurement is a quantitative exercise where you look at a manager’s performance and measure the monthly returns, volatility and correlation etc. Risk management is a more qualitative approach whereby you dig deeper into the manager’s strategy and try to assess all of the risks that the manager is taking when generating those returns. Both approaches are necessary, however, the management part of the exercise is often forgotten when the performance numbers are attractive.

In the case of the above mentioned manager, a look at two important risks being taken when those 40 consecutive months of positive performance were being generated would have been very helpful. Number one, the securities used by this manager were generally illiquid and were being priced, not by the market but by a computer model. Number two, the strategy employed a lot of leverage. In times of stress, exposure to these two risks can be catastrophic because models do not step up and buy when margin calls need to be met, only markets do.  After this most recent blowup it will be interesting to see if these types of strategies will remain viable hedge fund investments. This strategy is a small part of the hedge fund industry, and looks to get even smaller.

As we have discussed before, with our strategy very little leverage is used by our managers and all of their securities trade in very liquid and transparent markets. Despite these structural advantages we are always on the look-out for other risks being taken that may not show up in our risk measurement work. In general, we seek to make the primary risk incurred to be that of stock selection. This is the goal of most long/short equity managers and is the primary reason why long/short equity continues to be the largest and most widely accepted hedge fund strategy.

Administrative Update

As of May 2007, the ACP Funds have been using a new firm for fund administration. In our efforts to serve you better, we are very pleased to announce having hired Pinnacle Fund Administration LLC. (www.pinnacleadmin.com). Pinnacle has extensive experience which is something we value given our structure. Importantly, they are of the size where they value our relationship and have a keen focus on client service. We look forward to working with them for many years to come and hope you are as pleased with their service as we have been so far.

As our firm is continually growing, our Board of Directors has decided to add some new members including myself.  The addition of new highly qualified and experienced people is intended to add to the depth of our overall team. The new directors have been approved by the current board members but must also be approved by the Fund’s shareholders at a special meeting of shareholders which was postponed until September 21, 2007. You should have received a proxy statement and form of proxy in connection with the special meeting. We encourage you to contact us if you have any questions and to return the proxy card to us, with your vote, as soon as possible.

Lastly, The Investment Manager agreed to reimburse certain expenses (other than the Management Fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007. As a result of the discontinuance of this expense reimbursement agreement, we expect Fund expenses

1235 Westlakes Drive Suite 130 Berwyn, PA 19312	610-993-9999	www.acpfunds.com

FOR QUALIFIED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

2007 Overview	ACP Strategic Opportunities Strategy

(exclusive of the Management Fee and underlying hedge fund expenses) to be approximately 1.00% per year.  However, there can be no assurances that expenses will not exceed this amount

If you have any questions or would like to discuss some of the thoughts in this letter please give us a call.  We really do welcome your calls and would like to hear from you more often.  Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

Performance discussed for the previously mentioned strategy is net of all expenses charged to shareholders. Performance numbers for the indices discussed above do not reflect the deduction of fees; it is not possible to invest in any particular index.  Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum.  The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the Fund.  Please read it carefully before you invest or send money.  This Fund may not be suitable for all investors.  Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the strategy.

Risk Factors
•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:
•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

1235 Westlakes Drive Suite 130 Berwyn, PA 19312	610-993-9999	www.acpfunds.com

FOR QUALIFIED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Strategic Opportunities Fund II, LLC
For the Period Ended
June 30, 2007

Table of Contents

Schedule of Investments
Statement of Assets, and Members’ Capital
Statement of Operations
Statements of Changes in Members’ Capital
Statement of Cash Flows
Financial Highlights
Notes to Financial Statements
Other Information

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments – June 30, 2007

Fair Value
Investments in Underlying Funds^# - 89.5%
Long\Short Equity:
Consumer – 7.1%
Tiedemann/Falconer Partners, L.P. (Cost $2,000,000)	$2,407,086

Diversified - 14.1%
Healy Circle Partners, LP (Cost $1,808,000)	2,414,541
Sonar Partners, LP (Cost $2,000,000)	2,360,094
4,774,636
Financial Services – 13.6%
Castine Partners, LP (Cost $2,000,000)	2,407,996
Litchfield Capital Partners, LP (Cost $2,000,000)	2,211,391
4,619,387
Mid Cap Growth - 7.2%
Bull Path Fund I, LP (Cost $2,050,000)	2,462,118

Natural Resources - 5.9%
Hard Assets Partners, LP (Cost $1,500,000)	1,997,879

Small Cap Growth - 18.6%
Bluefin Investors, LP (Cost $1,000,000)	1,029,768
JetStream Global Institutional Fund, LP (Cost $1,500,000)	2,440,541
Redstone Investors, LP (Cost $1,400,000)	1,898,779
Zeke, LP (Cost $590,000)	952,778
6,321,866
Small Cap Value - 8.2%
Rivanna Partners, LP (Cost $2,500,000)	2,773,820

Technology - 14.8%
Brightfield Partners, LP (Cost $1,690,000)	2,207,158
Connective Capital I, LP (Cost $1,750,000)	1,809,745
STG Capital Partners (QP), LP (Cost $1,000,000)	1,014,602
5,031,505

Total Investments in Underlying Funds (Cost $24,788,000)*	30,388,297

Other Assets and Liabilities, Net - 10.5%	3,558,278

Members' Capital - 100.0%	$33,946,575

^ - Securities are issued in private placement transactions and as such are restricted as to resale. Total cost and market value of restricted securities as of June 30, 2006 was $24,788,000 and $33,949,575, respectively.# - Non-income producing securities.

See Notes to Financial Statements

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments – June 30, 2007

*Cost for Federal income tax purposes is substantially the same as for financial statement purposes.  Net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$5,600,296
Gross Unrealized Depreciation	-
Net Unrealized Appreciation (Depreciation)	$5,600,296

See Notes to Financial Statements

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members’ Capital

June 30, 2007
Assets
Investments in Underlying Funds, at fair value (Cost $24,788,000)	$30,388,296
Cash & Cash Equivalents	3,508,680
Receivables:
Redemption from Underlying Fund	950,651
Dividend	13,989
Due from Investment Manager	183,334
Due from affiliates	111,094
Other Assets	250
Total Assets	35,156,294

Liabilities
Payables:
Redemptions	1,037,549
Accrued Expenses:
Accounting and administration fees	4,366
Professional fees	48,484
Management fees	107,865
Custody fees	833
Other accrued expenses	5,372
Trustees' fees and expenses	5,250
Total Liabilities	1,209,719

Members' Capital	$33,946,575

Members' Capital
Represented by:
Capital contributions (net)	$28,284,922
Accumulated net investment (loss)	(1,061,845)
Accumulated net realized gain from investments	1,123,202
Net unrealized appreciation on investments	5,600,296

Members' Capital	$33,946,575

SHARES OUTSTANDING	1,753,568
Units outstanding (100,000,000 units authorized)	2,458,909

Net Asset Value per Unit (offering and redemption price per Unit)	$13.81

See Notes to Financial Statements

ACP Strategic Opportunities Fund II, LLC

Statement of Operations

For the Period Ended June 30, 2007
INVESTMENT INCOME
Interest income	$63,549

EXPENSES
Investment advisory fees	209,019
Accounting and administration fees	37,821
Professional fees	74,150
Insurance expense	10,708
Trustees’ fees	9,000
Custody fees	3,875
Miscellaneous expenses	5,749
Total Expenses	350,322
Less: expenses reimbursed	(70,339)

Total Expenses Net of Fee Waiver and Expense Reimbursement	279,983

NET INVESTMENT LOSS	(216,434)

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING FUNDS
Net realized gain from investments	360,651
Net change in unrealized appreciation of investments	1,497,345

NET REALIZED AND UNREALIZED GAIN ON UNDERLYING FUNDS	1,857,996

INCREASE IN MEMBERS’ CAPITAL RESULTING FROM OPERATIONS	$1,641,562

See Notes to Financial Statements

ACP Strategic Opportunities Fund II, LLC

Statements of Changes in Members’ Capital

	For the Period Ended June 30, 2007	For the Year Ended December 31, 2006

Members' Capital at beginning of period	$27,129,830	$17,804,064

Capital contributions	6,210,000	9,297,969

Capital withdrawals	(1,034,818)	(1,638,834)

Net investment loss	(216,434)	(279,235)

Net relaized gain from investoments in Underlying Funds	360,651	312,649

Net change in unrealized appreciation on investments in Underlying Funds	1,497,345	1,633,217

Members' Capital at end of period	$33,946,575	$27,129,830

See Notes to Financial Statements

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows

For the Period Ended June 30, 2007
Cash flows from operating activities:
Net Increase in Members’ Capital Resulting from Operations	$1,641,562

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of Underlying Funds	(7,000,000)
Net change in unrealized appreciation on investments in Underlying Funds	(1,497,345)
Decrease in receivable for redemption of Underlying Funds	133,792
Proceeds from redemptions of Underlying Funds	950,651
Net realized gain from investments in underlying Funds	(360,651)
Decrease in receivable from Investment Manager	188,104
Increase in interest receivable	(8,481)
Increase in other assets	(249)
Increase in due from affiliates	(79,011)
Increase in redemptions payable	1,034,819
Decrease in professional fees payable	(88,229)
Decrease in accounting and administration fees payable	(190,799)
Decrease in management fee payable	(79,814)
Decrease in custody fees payable	(15,249)
Increase in Trustees' fees payable	750
Decrease in other accrued expenses	(222)
Net Cash Used in Operating Activities	(5,370,372)

Cash flows from financing activities:
Capital contributions	6,210,000
Capital withdrawals	(1,034,818)
Net Cash Provided by Financing Activities	5,175,182

Net Increase in Cash
(195,190)
Cash at Beginning of Period	3,703,871
Cash at End of Period	$3,508,681

See Notes to Financial Statements

ACP Strategic Opportunities Fund II, LLC

Financial Highlights (unaudited)

	ACP Strategic Opportunities Fund II, LLC

	For the Period January 1, 2007 through June 30,		For the Year Ended December 31,							For the Period April 1.2002(a) through December 31,
	2007		2006		2005		2004		2003 (e)	2002 (e)
NET ASSET VALUE, Beginning of Period	$13.07		$12.10		$11.39		$10.64		$9.32	$10.00

INVESTMENT OPERATIONS
Net investment loss	(0.10)	(b)	(0.16)	(b)	(0.15)	(b)	(0.17)	(b)	(0.12)	(0.12)
Net realized and unrealized gain (loss)from investments in Underlying Funds	0.84		1.13		0.86		0.92		1.44	(0.56)
Total from investment operations	0.74		0.97		0.71		0.75		1.32	(0.68)

NET ASSET VALUE, End of Period	$13.81		$13.07		$12.10		$11.39		$10.64	$9.32

TOTAL RETURN (c)	5.66%		8.02%		6.23%		7.05%		14.16%	(6.76%)

RATIOS / SUPPLEMENTAL DATA
Members' Capital at end of period (000's omitted)	$33,947		$27,130		$17,804		$13,577		$7,585	$6,032

Ratios to Average Net Assets: (d)
Expenses, net of reimbursements/waiver of fees	1.90%		1.67%		1.42%		1.60%		1.45%	2.00%
Expenses, excluding reimbursement/waiver of fees	2.38%		2.98%		3.17%		3.27%		4.31%	6.75%
Net investment income (loss)	(1.47%)		(1.26%)		(1.29%)		(1.57%)		(1.43%)	(1.99%)

PORTFOLIO TURNOVER RATE (c)	4%		11%		35%		15%		18%	0%

(a) Commencement of operations.
(b) Calculated using average shares outstanding during the period.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Audited by other auditors.

See Notes to Financial Statements

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

1.	Organization and Investment Objective

ACP Strategic Opportunities Fund II, LLC (the “Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended. The Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of unregistered investment funds (the “Underlying Funds”). The Investment Manager (as defined below) invests the Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager (“Investment Manager”) to the Fund. The Fund has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisors Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as the Board of Directors of the Fund (the “Board of Directors”).

2.	Significant Accounting Policies

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Investment Valuation – Investments in Underlying Fund

The Fund will value interests in the Underlying Funds at fair value, which ordinarily will be the value determined by their respective investment managers, in accordance with procedures established by the Board of Directors. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by Fund, a fair value determination is made under procedures established

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

a.	Investment Valuation – Investments in Underlying Fund (continued)

by and under the general supervision of the Board of Directors.  Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

b.	Net Asset Valuation

The net asset value per Unit in dollars is determined as of the close of business of the New York Stock Exchange, (generally 4:00 p.m. Eastern Standard Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended.

c.	Investment Income

Interest income is recorded on the accrual basis.

d.	Fund Expenses

The Investment Manager agreed to reimburse certain expenses (other than the Management Fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007. As of June 30, 2007, the receivable from the Investment Manager for the ACP Strategic Opportunities Fund II, LLC totaled $183,334.  For the period ended June 30, 2007, the Investment Manager has reimbursed the Fund $80,440 in connection with expense reimbursement accruals prior to December 31, 2006.  For the period January 1, 2007 through June 30, 2007, the Investment Manager has agreed to reimburse the Fund an additional $70,339 for expenses accrued during that period. The Investment Manager has also entered into an agreement with the Fund’s Board of Directors to repay all outstanding expense reimbursement accruals in order that the balances will be zero by 2008.

e.	Income Taxes

The Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Fund (“Member”) will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund’s income, gain, loss, deductions and credits for each taxable year of the Fund ending with or within the Member’s taxable year.

f.	Cash and Cash Equivalents

The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents. At June 30, 2007, the Fund held $3,508,680 in an interest bearing cash account at Citigroup Trust Co.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

g.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

3.	Allocation of Members’ Capital Account

The Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

4.	Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”). The base Management Fee is equal to 1.50% of the Fund’s net assets and is subject to a performance adjustment based on the Fund’s rolling twelve-month return. The Management Fee will not be lower than 1.00% per annum or higher than 1.50%. Gary Shugrue is the President and Chief Investment Officer of the Investment Manager as well as majority shareholder of the general partner of the Investment Manager. Mr. Shugrue has been nominated for election to the Fund’s Board of Directors.  For the past six months of 2007, the Fund paid the Investment Manager fees totaling $401,286.16
(which includes payment for the 3rd and 4th Quarters of 2006 and $6,000 for Fund administration services through 4/30/2007).

Each member of the Board of Directors, who is not an “interested person” of the Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone. All directors are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. During the period ended June 30, 2007, directors of the Fund received aggregate fees of $17,250. Officers of the Fund do not receive compensation from the Fund but receive compensation from the Investment Manager as employees thereof.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

4.	Management Fee, Related Party Transactions and Other (continued).

In May 2007 the Fund engaged Pinnacle Fund Administration LLC (“Pinnacle”) to serve as the Fund Administrator. Subsequent to the termination of its relationship with the Fund’s original administrator, PFPC, the Fund entered into a Fund Accounting Services Agreement with Citigroup Fund Services, LLC.  This agreement was terminated effective February 3, 2007 and from February 3, 2007 to April 30, 2007 the Investment Manager (together with outside accounting assistance) assumed the work of aggregating underlying values, determining the Fund’s net asset value and performing other incidental administration services.  In addition, the Investment Manager temporarily assumed responsibility for Fund accounting until Pinnacle was engaged.  These changes were designed to reduce total fund expenses.

Citigroup Trust Co. (“Citigroup”) will serve as custodian of the Fund’s assets and will provide custodial services for the Fund up until August 30, 2007. At that time, UMB Bank will take over as the Fund’s custodian and will provide custodial services for the Fund. The services provided by UMB Bank will be substantially the same as those provided by Citigroup, and the Fund does not expect the change to affect shareholders.  Pinnacle serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping, and investor related services. The Fund pays a monthly fee to the administrator and the custodian based upon average members’ capital, subject to certain minimums.

5.	Investment Transactions

Total purchases of Underlying Funds for the period ended June 30, 2007, amounted to $7,000,000. Total proceeds from sales of Underlying Funds for the period ended June 30, 2007, amounted to $950,651. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Underlying Funds. The Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Fund as of June 30, 2007.

6.	Risk Factors

An investment in Units involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

7.	Underlying Funds

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds.

Bluefin Investors, LP seeks to achieve high risk adjusted returns through investing in small and mid-cap equities that have been overlooked by the investment community. They manage long and short exposure to preserve capital during periods of market stress. The fund has no lock-up but has a 3% redemption fee for withdrawals made in the first year. They allow for quarterly redemptions with 35 days notice.

Brightfield Partners, LP seeks to achieve superior long-term rates of return primarily through investments in publicly traded U.S. equities in the technology sector. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

Bull Path Fund I LP invests in U.S. equities across all industry sectors using a research intense approach. The fund primarily invests in long/short US equities which are listed on the major exchanges. This Underlying Fund allows for semi-annual redemptions with 12-month lock-up since initial investment, quarterly after that, upon 45 days prior notice.

Castine Partners, LP seeks to achieve long-term capital appreciation through investment primarily in publicly traded equity securities of United States financial institutions. This Underlying Fund allows for withdrawals on June 30 and December 31 upon 45 days prior notice, after one year has elapsed since initial investment.

Connective Capital I LP focuses its investments in publicly traded equities in the technology and communications sectors.  This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.

Hard Asset Partners, LP seeks capital appreciation primarily through investments in securities of companies that are directly or indirectly engaged in exploration, development, production, servicing of basic and agricultural commodities. This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after six months have elapsed since initial investment.

Healy Circle Partners, LP seeks to preserve capital while generating consistent absolute returns by holding equity positions in multiple industry sectors and with varying market capitalizations. This Underlying Fund allows for semi-annual redemptions upon 45 days prior notice, after one year has elapsed since initial investment.

JetStream Global Institutional Fund, LP seeks to achieve growth of capital through investments in common stocks. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

7.	Underlying Funds (continued)

Litchfield Capital Partners, LP seeks to provide consistently strong risk-adjusted returns that are not correlated to overall stock market performance. This underlying fund allows for monthly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

Redstone Investors, LP invests primarily in small- and mid-cap growth equities. This Underlying
Fund allows for redemptions quarterly upon 45 days prior notice, after one year has elapsed since initial investment.

Rivanna Partners, LP is a "bottom-up" long/short US equities fund.  The fund focuses on a broad range of industries including technology, industrial products, consumer products and services, energy and natural resources.  This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.

Sonar Partners, LP seeks capital appreciation by buying, holding and selling a broad range of equity securities, debt securities, options, futures and other derivatives over time frames ranging from intra-day to several or more months. This Underlying Fund allows for redemptions quarterly upon 30 days prior notice, after one year has elapsed since initial investment.

STG Capital Partners (QP), LP seeks to maximize returns while preserving capital primarily by investing in U.S. equities with a focus on the technology sector. The fund generally maintains a low net exposure to the overall market. The fund has a one year lock-up on new investments. They have quarterly redemptions with 30 days notice.

Tiedemann/Falconer Partners, LP seeks to maximize absolute returns for the fund through investing both long and short in U.S. common equities, option contracts tied to such equities, exchange traded funds (“ETFs”) and American Depository Receipts (“ADRs”). This Underlying Fund allows for quarterly redemptions upon 45 days prior notice.

Zeke, LP seeks to maximize long-term capital appreciation and total returns by investing in small and mid-cap U.S. companies that it believes have significant growth characteristics. This

Underlying Fund allows for redemptions quarterly upon 45 days notice, after one year has elapsed since initial investment.

8.	Redemptions and Repurchase of Units and Distributions

With very limited exceptions, Units are not transferable. No Member or other person holding a Unit will have the right to require the Fund to redeem that Unit or portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund.

The Board of Directors may, from time to time and in their sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board of Directors. In determining whether the Fund should offer to repurchase Units, the Board of Directors will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board of Directors that the Fund offer to repurchase Units from Members twice each year, effective June 30 and December 31.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8.	Redemptions and Repurchase of Units and Distributions (continued)

The Fund does not intend to distribute to the Members any of the Fund’s income, but intends to re-invest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

9.	Capital Stock Transactions

Transactions in Units as follows:

	For the Period ended June 30, 2007	For the Year ended December 31, 2006
Number of Units issued	457,584	736,011
Number of Units redeemed	(74,956)	(130,557)
Net increase in Units outstanding	382,628	605,454
Units outstanding, beginning of year	2,076,281	1,470,827
Units outstanding, end of year	2,458,909	2,076,281

On June 30, 2007, four shareholders held approximately 79% of the outstanding shares of the Fund. Some of the shareholders are comprised of feeder funds, which are themselves owned by several shareholders.

10.	Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11.	Subsequent Event

In March 2007 John Van Roden resigned from the Fund’s Board of Directors. On August 20, 2007 a special meeting of holders of Units of the fund was scheduled to be held to elect members of the Fund’s Board of Directors.  The two existing directors, Robert Andres and John Connors are nominated for re-election to the Board and Gary Shugrue and James Brinton are nominated as new directors. The special meeting is postponed until September 21, 2007 due to failure to reach a quorum.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

12.	Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and the Fund’s record of actual proxy votes cast is available at www.sec.gov and may be obtained at no additional charge by calling collect 610-993-9999 or writing: ACP Strategic Opportunities Fund II, LLC, 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.

13.	Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

14.	Board Approval of Investment Management Agreement and Management Fees

Each year, typically in March, the Board votes on the renewal of the Investment Management Agreement.  At its March 2007 meeting, the Board unanimously determined to renew the Investment Management Agreement.  In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Investment Management Agreement for the fund, the Board ultimately reached a determination that the renewal of the Investment Management Agreement and the compensation to be received under the Investment Management Agreement is consistent with the Investment Manager’s fiduciary duty under applicable law.

15.	Other Matters

In July 2006 the Fund terminated its fund administration agreement with its former administrator, PFPC, Inc. (“PFPC”).  In November 2006 PFPC made demands on the Fund for certain amounts outstanding and threatened litigation if such amounts were not paid.  The Investment Manager indicated that in the event the Funds paid PFPC, the Investment Manager may not have had sufficient resources to honor its expense reimbursement agreement, which may have resulted in violations of the 1940 Act.  On February 6, 2007, Investment Manager, in compliance with its expense reimbursement agreement, reimbursed the Fund $178,003.  PFPC has indicated that it has no further claims against the Fund.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

15.	Other Matters (continued)

The SEC has conducted an examination with respect to the PFPC payable and the expense reimbursement agreement and in response thereto the Investment Manager intends to revise its procedures with respect to risk exposure with regard to service providers whose functions are crucial to the Investment Manager and the Funds.  Any adjustment to the Fund’s financial statements could affect the Fund’s net asset value per share.

16.	Nature, Extent, and Quality of Services Provided.

The Board reviewed the Investment Adviser’s Form ADV, changes to the Investment Adviser’s personnel and their qualifications, changes in the firm’s capital structure, services provided to the fund and to other clients, and fund performance.  The Board considered the Investment Adviser’s staff reductions given the assets under management.  The Board also reviewed the changes to the fund’s administrator.  The Board considered the Investment Adviser’s investment philosophy and strategy.  The Board noted that fund performance was consistent with competitive fund-of-funds products.  The Board also considered the nature and extent of the Investment Adviser’s supervision of third party service providers and the Investment Adviser’s compliance with the fund's compliance policies and procedures.  Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders.

17.	Competitiveness of Management Fee and Total Fund Expenses.

The Board considered the fund's management fee and total expenses compared to competitive funds.  In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses.  The Board noted that the Investment Adviser would discontinue its expense reimbursement agreement, although total fees would remain competitive.  Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

18.	Costs of the Services and Profitability.

The Board considered the revenues earned and the expenses incurred by the Investment Adviser in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.  The Board also considered the level of profits, noting that, at current asset levels, the Investment Adviser did not profit from managing the funds.  The Board also reviewed any fall-out benefits related to managing the fund.

19.	Economies of Scale.

The Board noted that, at current asset levels, the fund did not provide any economies of scale for the Investment Adviser.  The Board did not believe that fee breakpoints were appropriate.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

20.	Additional Information Requested by the Board.

In order to develop fully the factual basis for consideration of the Investment Management Agreement, the Board requested additional information on several topics, including expense cap arrangements and overall fees, the fund’s marketing plan, and the Investment Adviser’s strategic direction.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the fund's Investment Management Agreement should be renewed.